UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period: August 31, 2021

Item 1. Reports to Stockholders.

(a)

Hoya Capital Housing ETF

Ticker: HOMZ

Semi-Annual Report

August 31, 2021

Hoya Capital Housing ETF

Hoya Capital Housing ETF

Letter to Shareholders
(Unaudited)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital Housing ETF (“HOMZ” or the “Fund”). The following information pertains to the period from March 1, 2021 through August 31, 2021 (the “current fiscal period”).

HOMZ offers diversified exposure across the entire housing industry, targeting many of the fastest growing real estate companies across critical industries including homebuilders, residential real estate investment trusts (“REITs”), home improvement companies, and real estate services and technology firms.

The U.S. housing industry continued to lead the early post-pandemic economic recovery during the current fiscal period as Americans continued to exhibit a propensity to prioritize housing-related spending and investments, consistent with our belief that housing is the “ultimate essential service.”

HOMZ seeks to track the total return performance, before fees and expenses, of the Hoya Capital Housing 100TM Index (the “Index”), a rules-based index designed to track the 100 companies that collectively represent the performance of the U.S. Housing Industry. The Index is designed to track total spending on housing and housing-related services across the United States.

During this current fiscal period, the market value and net asset value (“NAV”) for HOMZ generated a cumulative total return of 20.40% and 20.65%, respectively, compared to a return of 19.52% on the S&P 500® Index and 10.97% on the S&P MidCap 400® Index. The Hoya Capital Housing 100TM Index increased 20.94% during the current fiscal period. Meanwhile, outstanding shares ended the current fiscal period at 1,950,000.

Among the eight U.S. Housing Industry Business Sectors, the Residential Real Estate Investment Trusts (“REITs”) sector was the leading contributor to the fund’s performance during the current fiscal period. Driven by robust demand and limited supply of housing units, rental operators benefited from a substantial increase in market rents across the country and throughout essentially all segments of the sector including apartments and single-family rentals. Realtor.com reported that rents rose to record-highs in August with national rental rates growing by 11.5% from the prior year, the first month of double-digit rent growth on record.1

The largest single security contributors to performance over the fiscal period were Lowe’s +0.77%, NexPoint Residential +0.75%, and ExtraSpace Storage +0.75%.

Among the eight U.S. Housing Industry Business Sectors, the Real Estate Technology, Brokerage & Services sector was the leading detractor to the fund’s performance during the current fiscal period. Following very strong performance last fiscal year driven by an acceleration in the adoption of property technology (“PropTech”) services, valuations

Hoya Capital Housing ETF

Letter to Shareholders
(Unaudited) (Continued)

generally moderated back towards their long-term historical averages. Redfin reported that its Homebuyer Demand Index declined from March through July, but noted that activity began to improve in August following “months of fierce competition and soaring prices that were driven by an intensifying housing shortage.”2

The largest single security detractors from performance over the period were Sleep Number -0.47%, Zillow Group -0.42%, and Redfin -0.42%.

Amid this intensifying housing shortage, demographic trends over the next decade are highly supportive of significant growth in housing demand as the millennial generation – the largest age cohort in American history – will be entering the U.S. housing markets in full-force by the mid-2020s. We believe that significantly higher levels of spending and investment across the housing industry are necessary to address the widening imbalance between supply and demand which contributed to the substantial rise in home values and rents during the current fiscal period.

We continue to see a compelling long-term investment case for HOMZ given this combination of historically low housing supply and strong demand, which provide a favorable long-term macroeconomic backdrop for companies across the U.S. housing industry, and believe that the balanced diversification across all segments of the housing ecosystem is the optimal strategy to capture these secular tailwinds.

Over time, we believe that incremental capital and investment allocated to housing and housing-related services will help to gradually relieve affordability challenges faced by many Americans. Additionally, we believe that the U.S. housing industry is poised to benefit considerably from emerging technological advancements that will bring about increased efficiency, productivity growth, and improvements to margins across the housing ecosystem.

Housing has provided relative shelter throughout this extraordinary period both in the physical sense and at the investment-level. The coronavirus pandemic - and the uncertainty and distress it has brought in its wake - has reinforced the belief among many that “there’s no place like home.”

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

The performance data quoted represents past performance. Past performance does not guarantee future results. Returns for periods of less than one year are not annualized. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance current to most recent month end, please visit www.thehousingetf.com. Gross expense ratio as of the prospectus dated June 30, 2021 was 0.30%.

Hoya Capital Housing ETF

Letter to Shareholders
(Unaudited) (Continued)

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The Fund is not actively managed. The Fund’s investments will be concentrated in housing and real estate-related industries. Investments in real estate companies and the construction and housing industry involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. The construction and housing industry can be significantly affected by the real estate markets. Compared to large cap companies, small and mid- capitalizations companies may be less stable, and their securities may be more volatile and less liquid. As with all ETFs, Shares may be bought and sold in the secondary market at market prices and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The S&P Mid-Cap 400® Index, also known as the S&P 400 Index, is a broad-based unmanaged index of approximately 400 mid-capitalization stocks which is widely recognized as representative of the mid-cap segment of the U.S. equity market.

1 Realtor.com’s August 2021 Rental Report. (Release Date: September 16, 2021). Rental data as of August 2021 for units advertised as for-rent on Realtor.com. Rental units include apartment communities as well as private rentals (condos, townhomes, single-family homes). All units were studio, 1-bedroom, or 2-bedroom units. National rents were calculated by averaging the medians of the 50 largest metropolitan areas.

2 Redfin’s August 2021 Housing Market Report. (Release Date: August 16, 2021). The seasonally adjusted Redfin Homebuyer Demand Index is a measure of requests for home tours and other home-buying services from Redfin agents.

Past performance does not guarantee future results.

The Hoya Capital Housing 100TM Index is a rules-based index composed of the 100 companies that collectively represent the performance of the US Housing Industry. The index is designed to track total annual spending on housing and housing-related services across the United States. The Index is divided into four US Housing Industry Business Segments, weighted based on their relative contribution to GDP: 1) Home Ownership and Rental Operators; 2) Home Building and Construction; 3) Home Improvement and Furnishings; 4) Home Financing, Technology & Services.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to HOMZ which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital Housing ETF

Portfolio Allocation

As of August 31, 2021 (Unaudited)

Sector	Percent of Net Assets
Residential REITs & Real Estate Operators (a)	32.8%
Homebuilders	14.6
Home Building Products & Materials	13.9
Home Furnishings & Home Goods	13.7
Mortgage Lenders & Servicers	9.7
Home Improvement Retailers	6.0
Property, Title & Mortgage Insurance	5.1
Real Estate Technology, Brokerage & Services	3.6
Short-Term Investments	0.6
Other Assets in Excess of Liabilities (b)	0.0
Total	100.0%

(a)

The Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to the Financial Statements.

(b)	Represents less than 0.05% of net assets.

Hoya Capital Housing ETF

Schedule of Investments

August 31, 2021 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.4%
	Home Building Products & Materials — 13.9%
8,385	A.O. Smith Corporation	$609,757
6,181	American Woodmark Corporation (a)	435,513
5,592	Armstrong World Industries, Inc.	581,177
10,252	Beacon Roofing Supply, Inc. (a)	527,773
13,046	Builders FirstSource, Inc. (a)	695,221
2,761	Cavco Industries, Inc. (a)	705,435
4,000	Eagle Materials, Inc.	627,360
5,562	Fortune Brands Home & Security, Inc.	541,572
10,644	Leggett & Platt, Inc.	515,063
1,688	Lennox International, Inc.	565,784
8,924	Louisiana-Pacific Corporation	566,139
9,563	Masco Corporation	580,665
2,781	Mohawk Industries, Inc. (a)	549,971
5,512	Owens Corning	526,672
9,800	PotlatchDeltic Corporation	509,110
3,228	PPG Industries, Inc.	515,027
5,134	Simpson Manufacturing Company, Inc.	580,912
5,976	Trex Company, Inc. (a)	655,926
2,030	Watsco, Inc.	565,193
15,618	Weyerhaeuser Company	562,248
		11,416,518
	Home Furnishings & Home Goods — 13.7%
17,398	Aaron’s Company, Inc.	461,395
182	Amazon.com, Inc. (a)	631,684
25,333	Bed Bath & Beyond, Inc. (a)	697,671
1,569	Costco Wholesale Corporation	714,664
6,145	Floor & Decor Holdings, Inc. (a)	757,678
13,039	Herman Miller, Inc.	548,029
6,435	iRobot Corporation (a)	522,007
14,391	La-Z-Boy, Inc.	503,829
3,692	Middleby Corporation (a)	675,414
974	RH (a)	682,453
2,111	Sherwin-Williams Company	641,047
5,798	Sleep Number Corporation (a)	536,373
2,668	Target Corporation	658,943
16,392	Tempur Sealy International, Inc.	732,722
4,243	Walmart, Inc.	628,388

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2021 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	Home Furnishings & Home Goods — 13.7% (Continued)
1,914	Wayfair, Inc. - Class A (a)	$537,356
2,555	Whirlpool Corporation	566,009
3,643	Williams-Sonoma, Inc.	680,148
		11,175,810
	Home Improvement Retailers — 6.0%
7,369	Home Depot, Inc.	2,403,620
12,175	Lowe’s Companies, Inc.	2,482,361
		4,885,981
	Homebuilders — 14.6%
12,738	DR Horton, Inc.	1,218,008
26,629	KB Home	1,145,846
12,209	Lennar Corporation - Class A	1,310,148
20,680	MDC Holdings, Inc.	1,080,530
10,952	Meritage Homes Corporation (a)	1,221,586
248	NVR, Inc. (a)	1,284,625
20,714	PulteGroup, Inc.	1,115,656
40,580	Taylor Morrison Home Corporation (a)	1,139,892
19,154	Toll Brothers, Inc.	1,227,005
49,828	Tri Pointe Homes, Inc. (a)	1,184,412
		11,927,708
	Mortgage Lenders & Servicers — 9.7%
27,754	AGNC Investment Corporation	452,668
55,692	Annaly Capital Management, Inc.	483,963
12,101	Bank of America Corporation	505,217
37,258	Chimera Investment Corporation	570,793
10,458	Citizens Financial Group, Inc.	457,956
2,703	First Republic Bank	537,735
32,974	Huntington Bancshares, Inc.	512,086
3,151	JPMorgan Chase & Company	504,002
3,185	M&T Bank Corporation	445,932
49,834	New Residential Investment Corporation	544,187
2,658	PNC Financial Services Group, Inc.	507,944
22,552	Regions Financial Corporation	460,737
30,522	Rocket Companies, Inc. - Class A	529,557
8,427	Truist Financial Corporation	480,845
72,132	Two Harbors Investment Corporation	476,071

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2021 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	Mortgage Lenders & Servicers — 9.7% (Continued)
11,156	Wells Fargo & Company	$509,829
		7,979,522
	Property, Title & Mortgage Insurance — 5.1%
3,757	Allstate Corporation	508,247
10,961	Fidelity National Financial, Inc.	535,226
7,855	First American Financial Corporation	554,013
35,942	MGIC Investment Corporation	548,834
19,525	Old Republic International Corporation	507,650
5,287	Progressive Corporation	509,350
22,607	Radian Group, Inc.	534,203
3,245	Travelers Companies, Inc.	518,259
		4,215,782
	Real Estate Technology, Brokerage & Services — 3.6%
7,048	Black Knight, Inc. (a)	533,322
6,078	CoStar Group, Inc. (a)	515,050
14,708	RE/MAX Holdings, Inc. - Class A	492,571
27,405	Realogy Holdings Corporation (a)	480,958
9,691	Redfin Corporation (a)	470,692
4,564	Zillow Group, Inc. - Class C (a)	437,094
		2,929,687
	Residential REITs & Real Estate Operators — 32.8% (b)
25,248	American Campus Communities, Inc.	1,283,861
30,444	American Homes 4 Rent - Class A	1,276,821
25,221	Apartment Income REIT Corporation	1,281,731
165,330	Apartment Investment and Management Company - Class A	1,187,069
5,705	AvalonBay Communities, Inc.	1,309,754
9,309	Camden Property Trust	1,396,722
27,024	CubeSmart	1,445,784
16,330	Equity LifeStyle Properties, Inc.	1,389,193
15,233	Equity Residential	1,280,638
3,963	Essex Property Trust, Inc.	1,310,723
7,898	Extra Space Storage, Inc.	1,476,215
69,241	Independence Realty Trust, Inc.	1,418,056
32,190	Invitation Homes, Inc.	1,325,584
7,279	Mid-America Apartment Communities, Inc.	1,400,261
22,579	NexPoint Residential Trust, Inc.	1,462,894

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2021 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.4% (Continued)
	Residential REITs & Real Estate Operators — 32.8% (b) (Continued)
4,165	Public Storage	$1,347,836
6,928	Sun Communities, Inc.	1,395,923
24,705	UDR, Inc.	1,334,564
21,033	Ventas, Inc.	1,176,586
15,543	Welltower, Inc.	1,360,479
		26,860,694
	TOTAL COMMON STOCKS (Cost $65,700,768)	81,391,702

	SHORT-TERM INVESTMENTS — 0.6%
469,878	First American Government Obligations Fund - Class X, 0.03% (c)	469,878
	TOTAL SHORT-TERM INVESTMENTS (Cost $469,878)	469,878
	TOTAL INVESTMENTS — 100.0% (Cost $66,170,646)	81,861,580
	Other Assets in Excess of Liabilities — 0.0% (d)	19,882
	NET ASSETS — 100.0%	$81,881,462

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)	Non-income producing security.
(b)

The Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to the Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of August 31, 2021.
(d)	Represents less than 0.05% of net assets.

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statement of Assets and Liabilities

August 31, 2021 (Unaudited)

ASSETS
Investments in securities, at value (Cost $66,170,646)	$81,861,580
Dividends and interest receivable	39,775
Total assets	81,901,355

LIABILITIES
Management fees payable	19,893
Total liabilities	19,893

NET ASSETS	$81,881,462

Net Assets Consist of:
Paid-in capital	$62,721,639
Total distributable earnings (accumulated deficit)	19,159,823
Net assets	$81,881,462

Net Asset Value:
Net Assets	$81,881,462
Shares outstanding^	1,950,000
Net asset value, offering and redemption price per share	$41.99

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statement of Operations

For the Six-Months Ended August 31, 2021 (Unaudited)

INCOME
Dividends	$691,198
Interest	45
Total investment income	691,243

EXPENSES
Management fees	105,997
Total expenses	105,997

Net investment income (loss)	585,246

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	3,835,320
Change in unrealized appreciation (depreciation) on investments	8,015,763
Net realized and unrealized gain (loss) on investments	11,851,083
Net increase (decrease) in net assets resulting from operations	$12,436,329

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statements of Changes in Net Assets

	Six-Months Ended August 31, 2021 (Unaudited)	Year Ended February 28, 2021
OPERATIONS
Net investment income (loss)	$585,246	$484,299
Net realized gain (loss) on investments	3,835,320	2,318,429
Change in unrealized appreciation (depreciation) on investments	8,015,763	7,821,554
Net increase (decrease) in net assets resulting from operations	12,436,329	10,624,282

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(536,448)	(987,629)
Tax return of capital to shareholders	—	(165,491)
Total distributions to shareholders	(536,448)	(1,153,120)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,054,105	44,763,753
Payments for shares redeemed	(10,697,763)	(5,991,085)
Net increase (decrease) in net assets derived from capital share transactions (a)	10,356,342	38,772,668
Net increase (decrease) in net assets	$22,256,223	$48,243,830

NET ASSETS
Beginning of period/year	$59,625,239	$11,381,409
End of period/year	$81,881,462	$59,625,239

(a)	A summary of capital shares transactions is as follows:

	Shares	Shares
Subscriptions	525,000	1,475,000
Redemptions	(275,000)	(200,000)
Net increase (decrease)	250,000	1,275,000

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Financial Highlights

For a capital share outstanding throughout the period/year

	Six-Months Ended August 31, 2021 (Unaudited)		Year Ended February 28, 2021		Period Ended February 29, 2020 (1)
Net asset value, beginning of period/year	$35.07		$26.78		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.33		0.49		0.43
Net realized and unrealized gain (loss) on investments (3)	6.89		8.82		1.80
Total from investment operations	7.22		9.31		2.23

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.30)		(0.87)		(0.45)
Tax return of capital to shareholders	—		(0.15)		—
Total distributions to shareholders	(0.30)		(1.02)		(0.45)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 6)	—		—		0.00	(4)

Net asset value, end of period/year	$41.99		$35.07		$26.78

Total return	20.65	%(5)	35.54%		8.88	%(5)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$81,881		$59,625		$11,381

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.30	%(6)	0.33	%(7)	0.45	%(6)
Net investment income (loss) to average net assets	1.66	%(6)	1.67%		1.60	%(6)
Portfolio turnover rate (8)	6	%(5)	19%		11	%(5)

(1)	Commencement of operations on March 19, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Represents less than $0.005 per share.
(5)	Not annualized.
(6)	Annualized.
(7)	Effective August 1, 2020, the management fee for the Fund was reduced from 0.45% to 0.30%.
(8)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Notes to the Financial Statements

August 31, 2021 (Unaudited)

NOTE 1 – ORGANIZATION

Hoya Capital Housing ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before fees and expenses, of the Hoya Capital Housing 100™ Index (the “Index”). The Fund commenced operations on March 19, 2019.

The end of the reporting period for the Fund is August 31, 2021, and the period covered by these Notes to Financial Statements is the six-months ended August 31, 2021 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2021 (Unaudited) (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2021 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$81,391,702	$—	$—	$81,391,702
Short-Term Investments	469,878	—	—	469,878
Total Investments in Securities	$81,861,580	$—	$—	$81,861,580

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2021 (Unaudited) (Continued)

income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid monthly by the Fund. Distributions to shareholders from net realized gains on securities are declared and paid by the Fund on, at least, an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share.

G.

Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

These timing differences are primarily due to differing book and tax treatments for in-kind transactions.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2021 (Unaudited) (Continued)

For the fiscal year ended February 28, 2021, the following table shows the reclassifications made:

Distributable Earnings/ (Accumulated Deficit)	Paid-In Capital
$(2,204,242)	$2,204,242

During the fiscal year ended February 28, 2021, the Fund realized $2,204,242 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

H.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hoya Capital Real Estate, LLC (the “Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Penserra Capital Management, LLC, (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2021 (Unaudited) (Continued)

other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser at an annual rate of 0.30% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $4,463,988 and $4,573,540, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were $20,880,015 and $10,618,882, respectively.

During the current fiscal period, the Fund paid $0 in brokerage commissions on trades of securities to Penserra Securities, LLC, an affiliate of the Sub-Adviser.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2021 (Unaudited) (Continued)

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at February 28, 2021 were as follows:

Tax cost of investments	$52,340,654
Gross tax unrealized appreciation	$9,262,641
Gross tax unrealized depreciation	(2,002,699)
Net tax unrealized appreciation (depreciation)	7,259,942
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Other accumulated gain (loss)	—
Distributable earnings (accumulated deficit)	$7,259,942

The difference between the cost basis for financial statement and federal income tax purposes is primarily due to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended February 28, 2021, the Fund did not elect to defer any post-October capital losses or any late-year ordinary losses.

At February 28, 2021, the Fund did not have any capital loss carry forward available. During the current fiscal period, the Fund utilized $19,273 of short-term capital loss carryforward that was available as of February 29, 2020.

The tax character of distributions paid by the Fund during the year ended February 28, 2021 was $559,784 of ordinary income, $427,845 of long-term capital gain and $165,491 of return of capital.

The tax character of distributions paid by the Fund during the period ended February 29, 2020 was $109,411 of ordinary income.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2021 (Unaudited) (Continued)

(“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – RISKS

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated, and the Index is expected to be concentrated in housing and real estate-related industries. When the Fund focuses its investments in a particular industry or sector, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect that industry or group of industries. In addition, the value of shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of industries. An industry may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Hoya Capital Housing ETF

NOTES TO the FINANCIAL STATEMENTS
August 31, 2021 (Unaudited) (Continued)

Construction and Housing Risk. The construction and housing industry can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

COVID-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Hoya Capital Housing ETF

Expense Example

For the Six-Months Ended August 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example Table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,206.50	$1.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.69	$1.53

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.30%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

Hoya Capital Housing ETF

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2020. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Hoya Capital Housing ETF

Approval of Sub-Advisory Agreement & Board Consideration

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held April 20-21, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the Investment Sub-Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Hoya Capital Housing ETF (the “Fund”), Hoya Capital Real Estate, LLC (the “Adviser”), and Penserra Capital Management, LLC (the “Sub-Adviser”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Sub-Adviser (the “Materials”) regarding, among other things: (i) the nature, extent, and quality of the services provided by the Sub-Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Sub-Adviser from services rendered to the Fund; (iv) the extent to which the sub-advisory fee for the Fund reflects economies of scale shared with the Fund shareholders; and (v) other factors the Board deemed to be relevant.

The Board also considered that the Sub-Adviser, along with other service providers of the Fund, presented written information to help the Board evaluate the Sub-Adviser’s fees and other aspects of the Agreement. Additionally, a representative from the Sub-Adviser provided an oral overview of the services provided to the Fund by the Sub-Adviser and additional information about the Sub-Adviser’s personnel and operations. The Board then discussed the written materials and oral presentation that it had received and any other information that the Board received at the Meeting and deliberated on the approval of the Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided to the Fund under the Agreement, noting the Sub-Adviser would continue to provide investment management services to the Fund. The Board noted the responsibilities that the Sub-Adviser has as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund.

In considering the nature, extent, and quality of the services provided by the Sub-Adviser, the Board considered reports of the Trust’s Chief Compliance Officer with respect to the Sub-Adviser’s compliance program and the Sub-Adviser’s experience providing investment management services to other ETFs, including other series of the

Hoya Capital Housing ETF

Approval of Sub-Advisory Agreement & Board Consideration

(Unaudited) (Continued)

Trust. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds for which it provides sub-advisory services. The Board further considered information provided by the Sub-Adviser with respect to the impact of the COVID-19 pandemic on the Sub-Adviser’s operations.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance for various time periods in the Materials and primarily considered the Fund’s performance for periods ended December 31, 2020. Because the Fund is designed to track the performance of an index, the Board considered the extent to which the Fund tracked its index before fees and expenses. The Board noted that the Fund performed in line with its underlying index before fees and expenses for the one-year and since inception periods.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fee to be paid by the Adviser to the Sub-Adviser for its services to the Fund. The Board considered that the fees to be paid to the Sub-Adviser would be paid by the Adviser from the fee the Adviser receives from the Fund and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined the fee reflected an appropriate allocation of the advisory fee paid to each adviser given the work performed by each firm and noted that the fees were generally in line with those charged by the Sub-Adviser in connection with other funds managed by the Sub-Adviser. The Board noted that the Sub-Adviser has an affiliated broker-dealer that was expected to execute some or all of the brokerage transactions for the Fund, and consequently, the Sub-Adviser would indirectly benefit from commissions paid to such affiliated broker-dealer. The Board also evaluated the compensation and benefits expected to be received by the Sub-Adviser from its relationship with the Fund, taking into account an analysis of the Sub-Adviser’s estimated profitability with respect to the Fund.

The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board determined that it would monitor fees as the Fund’s assets grow to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Hoya Capital Housing ETF

Federal Tax Information

(Unaudited)

For the fiscal year ended February 28, 2021, certain dividends paid by the Fund may be subject to the maximum rate of 23.8%, as provided for by the Jobs and Growth Tax relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 53.72%.

For corporate shareholders, the percentage of ordinary income distributions qualified for the corporate dividend received deduction for the fiscal year ended February 28, 2021 was 51.73%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 13.48%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Fund’s website at www.thehousingetf.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.thehousingetf.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.thehousingetf.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Hoya Capital Housing ETF

Information About the Fund’s Trustees

(Unaudited)

The SAI includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 617-0004, by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.thehousingetf.com.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.thehousingetf.com.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

Adviser

Hoya Capital Real Estate, LLC
137 Rowayton Avenue, Suite 430
Rowayton, Connecticut 06853

Index Provider

Hoya Capital Index Innovations, LLC
133 Rowayton Avenue, Suite C
Rowayton, Connecticut 06853

Sub-Adviser

Penserra Capital Management, LLC
4 Orinda Way, Suite 100-A
Orinda, California 94563

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Hoya Capital Housing ETF

Symbol – HOMZ
CUSIP – 26922A230

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	11/04/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	11/04/2021

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	11/04/2021

*	Print the name and title of each signing officer under his or her signature.